Exhibit 99.5

                            RATIFICATION OF GUARANTY
                             Dated October 18, 2001

            WHEREAS, NEWPOWER HOLDINGS, INC, an Delaware corporation (the "GUARANTOR") executed that certain Guaranty dated as of March 14, 2001 (as amended, the "GUARANTY"), in favor of Enron North America Corp. ("ENA"), Enron Energy Services, Inc. ("EES") and Enron Power Marketing, Inc. ("EPMI") guaranteeing certain Obligations (as defined therein) of The New Power Company, a Delaware corporation ("NEWPOWER") to ENA, EES and EPMI;

            WHEREAS, NewPower, ENA, EES and EPMI have entered into that certain Second Amendment to Master Cross-Product Netting, Setoff, and Security Agreement dated as of date even herewith (the "SECOND AMENDMENT TO NETTING AGREEMENT");

            WHEREAS, in connection with the Second Amendment to Netting Agreement, NewPower, ENA, EES and EPMI are entering into that certain General Security Agreement dated as of date even herewith (the "SECURITY AGREEMENT");

            WHEREAS, in connection with the Second Amendment to Netting Agreement, the Guarantor is required to ratify the Guaranty as provided herein;

            WHEREAS, the Guarantor desires to ratify the Guaranty in accordance herewith; and

            WHEREAS, the Guarantor has and will directly or indirectly benefit from the Second Amendment to Netting Agreement and the transactions contemplated therein.

            NOW, THEREFORE, in consideration of the premises the Guaranty is ratified in all respects in accordance with the following terms and provisions:

      (a) The capitalized terms used herein which are defined in the Guaranty and not otherwise defined herein shall have the meanings specified in the Guaranty.

      (b) The Guarantor does hereby acknowledge that the Netting Agreement, as amended by the Second Amendment to Netting Agreement, continues as a Contract under the Guaranty.

      (c) The Guarantor does hereby (i) approve and consent to the terms of the Second Amendment to Netting Agreement and the Security Agreement and (ii) ratify and confirm the Guaranty in all respects.

      (d) This Ratification of Guaranty embodies the entire agreement and understanding between Guarantor, ENA, EES and EPMI and supersedes all prior agreements and understandings relating to the subject matter hereof. This Ratification of Guaranty shall be governed by, and construed, interpreted and enforced in accordance with, the substantive law of the State of New York (without reference to its choice of law doctrine). This Ratification of Guaranty may be executed in multiple counterparts that shall be construed as one document.

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            IN WITNESS WHEREOF, the parties hereto have caused this Ratification of Guaranty to be duly executed by its respective officer thereunto duly authorized effective as of the date first written above.

                                        THE NEW POWER COMPANY

                                        By: /s/ William I Jacobs
                                            ------------------------------------
                                        Name: William I Jacobs
                                              ----------------------------------
                                        Title: Managing Director and Chief
                                               Financial Officer
                                               ---------------------------------


                                        ENRON NORTH AMERICA CORP.

                                        By: /s/ William D. Duran
                                            ------------------------------------
                                        Name: William D. Duran
                                              ----------------------------------
                                        Title: Managing Director
                                               ---------------------------------


                                        ENRON ENERGY SERVICES, INC.

                                        By: /s/ David W. Delainey
                                            ------------------------------------
                                        Name: David W. Delainey
                                              ----------------------------------
                                        Title: Chairman and Chief Executive
                                               Officer
                                               ---------------------------------


                                        ENRON POWER MARKETING, INC.

                                        By: /s/ Ben F. Glisan, Jr.
                                            ------------------------------------
                                        Name: Ben F. Glisan, Jr.
                                              ----------------------------------
                                        Title: Managing Director, Finance and
                                               Treasurer
                                               ---------------------------------